SECURTIES  AND  EXCHANGE  COMMISSION
Washington  DC



Dear  Sir:

Forwarded herewith is the Proxy Statement, Form of Proxy and Notice of Annual Meeting of the Stockholders, to be held on May 27, 2003. The proxy material will be mailed to the Stockholders on or about April 25, 2003.

Preliminary proxy material was not filed because the only matter to be acted upon is the election of the board of directors.

                                           Very  truly  yours,

                                           THE  RESERVE  PETROLEUM  COMPANY



                                           /s/  Jerry  L.  Crow

                                           Jerry  L.  Crow
                                           Vice  President

                          THE RESERVE PETROLEUM COMPANY
                    PROXY OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 27, 2003
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


KNOW  ALL  MEN  BY  THESE  PRESENTS:

     That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Mason McLain and Robert T. McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 27, 2003, at 3:00 p.m., and any adjournment thereof, all of the stock of the Company which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.

     This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the meeting, matters not known to management prior to the date of the Proxy Statement which are presented to the meeting and the approval of the form of minutes of the 2002 Annual Stockholders' Meeting.

                         Election of Directors
                               WITHHOLD
      VOTE FOR             AUTHORITY TO VOTE            NOMINEE
      --------           ---------------------          -------
       (  )                     (  )                    Mason  McLain
       (  )                     (  )                    Robert  T.  McLain
       (  )                     (  )                    Jerry  L.  Crow
       (  )                     (  )                    Robert  L.  Savage
       (  )                     (  )                    Marvin  E.  Harris,  Jr.
       (  )                     (  )                    William M. (Bill) Smith
       (  )                     (  )                    Doug  Fuller
                   (Continued and to be signed on other side)


                          (Continued from other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

     This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

     IN WITNESS WHEREOF the undersigned has executed this Proxy on the____day _________________2003.

                                           -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Signature  if  held  jointly

                                           -------------------------------------
                                           Address

          Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy promptly to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their full titles. When shares are held by joint tenants both should sign. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          THE RESERVE PETROLEUM COMPANY
                          6801 N. Broadway, Suite 300
                       Oklahoma City, Oklahoma 73116-9092

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                                  May 27, 2003


To  The  Stockholders:

The annual meeting of stockholders of The Reserve Petroleum Company (the "Company") will be held on Tuesday, the 27th day of May, 2003 at 3:00 o'clock p.m. CDT at the offices of the Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, for the following purposes:

     1. Electing seven (7) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

     2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on the 27 day of April 2003, will be entitled to notice of or to vote at the meeting or any adjournment thereof. A complete list of the stock- holders entitled to vote at the meeting will be open for examination by any stockholder during the ordinary business hours, for a period of ten (10) days preceding the meeting, at the Company's offices at 6801 N. Broadway, Suite 300 Oklahoma City, Oklahoma. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy. If you attend the meeting you may vote your shares in person even though you have previously signed and returned your proxy.

                                       By  Order  of  The  Board  of  Directors,


                                       /s/  Mason  McLain

                                       Mason  McLain,  President

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]
Check  the  appropriate  box:
[ ]     Preliminary  Proxy  Statement
[ ]     Confidential, for use of the Commission only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  240.14a-11  (c)  or  240.14a-12

                          THE RESERVE PETROLEUM COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]     No  Fee  Required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  1)    Title  of  each  class  of  securities to which transaction applies:

  2)    Aggregate  number  of  securities  to  which  transaction  applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4)    Proposed  maximum  aggregate  value  of  transaction:

  5)    Total  fee  paid:


[ ]     Fee  paid  with  Preliminary  Proxy  Statement
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)     Amount  Previously  Paid:

         --------------------------------------------------
  2)     Form,  Schedule  or  Registration  Statement  No.:

         --------------------------------------------------
  3)     Filing  Party:

         --------------------------------------------------
  4)     Date  Filed:

                          THE RESERVE PETROLEUM COMPANY
                                    Suite 300
                                6801 N. Broadway
                       Oklahoma City, Oklahoma 73116-9092


                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 2003


                            SOLICITATION OF PROXIES


The accompanying Proxy is solicited by the Board of Directors of The Reserve Petroleum Company (the "Company") for use at the annual meeting of stockholders of the Company to be held in Oklahoma City, Oklahoma, on Tuesday the 27th day of May, 2003, and at any adjournment thereof. The Company will bear the costs of solicitation, which are estimated to be approximately $18,000, of which amount approximately $14,000 has been spent to date. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by directors, officers, and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock held of record by such persons. The Company will reimburse the forwarding expense.

When proxies on the enclosed form are returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. When a stockholder specifies on the proxy form a choice on a matter with respect to which a ballot is provided, the shares will be voted according to the specifications made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted for the nominees. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. The person giving the proxy has the right to revoke the same by written notice to the Secretary of the Company at any time before it has been exercised.

This proxy statement is first being sent to stockholders on or about April 25, 2003.


                                  ANNUAL REPORT


The Company's annual report for the year ended December 31, 2002, on Form 10-KSB as filed with the Securities and Exchange Commission, is enclosed herewith, but neither the report nor the financial statements included therein are incorporated in this proxy statement or are deemed to be a part of the material for the solicitation of proxies.

                  VOTING RIGHTS AND PRINCIPAL SECURITY HOLDERS

Voting rights are vested exclusively in the holders of the Company's common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the meeting. Only stockholders of record at the close of business on April 27, 2003, will be entitled to receive notice of and to vote at the stockholders' meeting. On the record date, there were outstanding and entitled to be voted 166,688.64 shares of common stock of the Company.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the record date of April 27, 2003, specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the record date. However, all votes must be cast in the names of the shareholders of record on the record date.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board of Directors requires the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote, provided a quorum is present. Proxies specifying "withheld" authority will have the same effect as a vote "against" the nominees, while a broker non-vote will have no effect.

 If sufficient shares are not present to provide a quorum on May 27th, the meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the by-laws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

The following table sets forth information regarding the only persons known by management to be beneficial owners of over 5% of the Company's voting stock at April 25, 2003.

     Name  and  Address                    Amount  &  Nature           Percent
            of                              of  Beneficial                of
     Beneficial  Owner                         Ownership              Class  (2)
     ------------------                    ------------------         ----------
     Mason  McLain  (1)                     28,408  Directly            17.04
     6801  N.  Broadway,  Suite  300         3,333  By  Wife             2.00
     Oklahoma  City,  OK  73116-9092

     Robert  T.  McLain  (1)                11,732  Directly             7.04
     6403  N.  Grand,  #203                  3,333  By  Wife             2.00
     Oklahoma  City  OK  73116

(1)  Mason  McLain  and  Robert  T.  McLain  are  brothers.
(2) Calculations of percent of class is based on the number of shares of common stock outstanding as of April 25, 2003, excluding shares held by or for the Company.

The following table sets forth information regarding the Company's stock beneficially owned by its officers and directors at April 25, 2003.

                          Title  of        Amount  &  Nature  of       Percent
     Directors              Class          Beneficial  Ownership     of  Class
     ---------            ---------        ---------------------     ---------
     Mason  McLain          Common       28,408  Owned  Directly       17.04
                                          3,333  By  Wife               2.00
     Robert  T.  McLain     Common       11,732  Owned  Directly        7.04
                                          3,333  By  Wife               2.00
     Robert  L.  Savage     Common        1,269  Owned  Directly         .76
                                          1,200  Owned  as Custodian     .72
     Jerry  L.  Crow        Common        5,379  Owned  Directly        3.23
                                        -------                       ------
       Total  Directors                  54,654                        32.79
                                        =======                       ======
       Total Officers & Directors
         as a Group                      54,654                        32.79
                                        =======                       ======

                             DIRECTORS AND OFFICERS

The seven (7) persons named below are nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their
respective successors are elected and qualified.        If any nominee is unable
to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. Each nominee has served continuously as a director since the date of his first election or appointment to the Board.

                                         Position/Office  Held     Continuously
     Name                      Age        With  Company               Since
     ----                      ---     ---------------------      ------------
(1)  Mason  McLain              76     President                  May  3,  1955
(1)  Robert  T.  McLain         73     1st  Vice  President       May  2, 1972
     Robert  L.  Savage         55     None                       May  6,  1975
(1)  Jerry  L.  Crow            66     2nd  Vice  President       May  4,  1982
                                       Secretary/Treasurer
     Marvin  E.  Harris,  Jr.   51     None                       May  7,  1991
     William  M.  (Bill) Smith  44     None                       May  5,  1998
     Doug  Fuller               45     None                       May  2,  2000

(1) Member  of  Executive  Committee

The persons named below are the executive officers of the Company and at the next board of directors meeting to be held on May 27, 2003, all are expected to be chosen to serve another term of office in the same capacity as they are now serving:

                                                                  Office  Held
                                    Position/Office  Held
   Continuously
Name                     Age             With  Company               Since
----                     ---        ---------------------         -------------
Mason  McLain             76        President                     May  6,  1969
Robert  T.  McLain        73        1st  Vice  President          May  4,  1976
Jerry  L.  Crow           66        2nd  Vice  President,         May  4,  1982
                                    Secretary/Treasurer

The  persons named below are not directors or executive officers of the Company,
however  they  are  advisory   directors  and   expected  to   make  significant
contributions  to  the  Company.

                                                                   Position  Held
                                     Position/Office  Held
   Continuously
Name                    Age               With  Company              Since
----                    ---          ---------------------        -------------
Cameron  R.  McLain      44          Exploration  Manager         May  9,  1982
Kyle  L.  McLain         48          Production  Manager          May  12,  1984


Mason  McLain,  Director  and President, and Robert T. McLain, Director and Vice
President,  are  brothers.   Cameron R. McLain, Exploration Manager, and Kyle L.
McLain,  Production  Manager,  are  sons  of  Mason  McLain.

Mason McLain became President of the Company on May 6, 1969. He had previously served as First Vice President since May 3, 1966, and as Second Vice President since May 6, 1958. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated and family organizations. These organizations are Mesquite Minerals, Inc., (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry, Mr. McLain holds a Bachelors degree in petroleum engineering from the University of Oklahoma. Mr. McLain is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert T. McLain has served as Vice President of the Company since May 4, 1976. Prior to that date, he was Secretary-Treasurer of the Company from May 2, 1972. He is Chairman of the Board of the Mull Corporation. He had previously served as Chairman and Chief Executive Officer of Bunte Candies, Inc., from 1972 to 1991. He devotes only a small portion of his time to the affairs of the
Company. Mr. McLain holds a Bachelor of Science degree in Business Administration and a Bachelor of Law degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert L. Savage is President of Leonard Securities, Inc., a NASD Broker Dealer, which he formed. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. He was Vice President with Century Investment Group, Inc., from May, 1994 to October, 1997. He was previously employed as an Account Executive with Park Avenue Securities, Inc., from January, 1989 to May 1994. Mr. Savage has a Bachelors degree in business administration from Trinity
University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company on April 7, 1976, and became Secretary-Treasurer on May 4, 1976. He was elected Second Vice President May 4, 1982. Mr. Crow devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of the affiliated organizations. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University and is a Certified Public Accountant in both Texas and Oklahoma. Mr. Crow is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

Marvin E. Harris, Jr. is President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date he had been employed as President of RDA Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until his resignation in 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith has served as Manager of Geology at Bracken Operating, LLC since 1994, and is also a part owner. He joined Bracken Exploration Co., as an Exploration Geologist in 1981, and became Vice President of Geology until 1986. In 1986 he assisted in forming Bracken Energy Company, for whom he is an employee and a part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980, and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller Since 1992 Mr. Fuller has been Sr. Vice President, Director of Business Banking for Western Oklahoma, with the Bank of Oklahoma. Before that, he was Executive Vice President, Manager of Commercial Lending, Private Banking and Special Assets with Founders Bank. Mr. Fuller has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University.

Cameron R. McLain was employed by the Company on May 9, 1982 as Exploration Manager and has served in that capacity continuously since his employment. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was previously employed from May, 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is a director of Mid-American Oil Company and an advisory director of Mesquite Minerals, Inc.

Kyle McLain was employed as Production Manager for the Company on May 12, 1984 and continues to serve in that capacity. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May, 1980 to May, 1984. Mr. McLain has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is a director of Mesquite Minerals, Inc. and an advisory director of Mid-American Oil Company.

The  Board  of  Directors  held  three  meetings during the Company's year ended
December  31,  2002.       All  directors  were present at all meetings with the
exception  of  R.T.  McLain  who  was  present  at  one  meeting.

Directors are compensated on a per meeting basis and only for those board meetings attended. The amount of compensation is set by a vote of the directors at each board meeting. In the year ended December 31, 2002, the directors were compensated in the amount of $1,000 for each of the meetings attended. In the year ended December 31, 2001, the directors were compensated in the amount of $500 for the first meeting and $1,000 for each of the remaining two meetings attended. For the year ended December 31, 1999, the directors were compensated in the amount of $500 for each Board Meeting attended. Officers of the Company do not receive additional compensation for committee meetings.

The Company has no standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company's stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the Pink Sheets OTC Market Report.

As required by the Securities and Exchange Commission Regulation S-B, Item 306, the Board of Directors has:

     1. Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002, with the appropriate company employees.

     2. Discussed with the Company's independent auditors, Grant Thornton LLP, the matters required to be discussed by the American Institute of Certified Public Accountants' Auditing Standards Board's Statement on Auditing Standards Number 61, "Communication with Audit Committees", as amended.

     3. Received the written disclosure and letter from Grant Thornton LLP required by Independent Standards Board Standard Number 1, "Independence Discussions with Audit Committees", as amended, and discussed with the independent accountant the independent accountant's independence.

     4. Based on the above noted review and discussions, the Board of Directors approved the inclusion of the Company's audited financial statements, for and as of the year ended December 31, 2002, in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Members of the Board of Directors are Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., William M. Smith and Doug Fuller.

                            SECTION 16(a) REPORTING.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons beneficially owning more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company.
Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

                             EXECUTIVE COMPENSATION

As disclosed above, under "DIRECTORS AND OFFICERS" the Company qualifies as a "small business issuer" as defined under applicable Securities and Exchange Commission Regulations; therefore, only that information as to executive compensation required of small business issuers is presented.

Compensation  of  Executive  Officers.
--------------------------------------

The following table sets forth summary information regarding the compensation paid to Mason McLain, President, who functions as Chief Executive Officer. Information as to the compensation of other executive officers is not presented because no person's combined annual salary and bonus exceeded $100,000 during the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE
                                       Annual
Name  and  Current               Cash  Compensation        Long  Term       All Other
Principal Position     Year     Salary        Bonus       Compensation     Compensation
------------------     ----     ------        -----       ------------     -------------
Mason  McLain          2002    $ 60,480     $ 5,040           NONE         $     3,000
President              2001    $ 60,480     $ 5,040           NONE         $     2,500
                       2000    $ 64,260     $ 5,335           NONE         $     1,000


All Other Compensation includes director fees of $3,000 paid in 2002, $2,500 paid in 2001 and $1,000 paid in 2000.

                          RELATIONSHIP WITH INDEPENDENT
                               PUBLIC ACCOUNTANTS

For the current year the executive officers will recommend the Board of Directors approve Grant Thornton LLP as the Company's principal public accountants. Grant Thornton LLP served in that capacity for the year ended December 31, 2002.

Representatives of Grant Thornton LLP are not expected to be at the annual meeting of the stockholders; however, if questions arise which require their comments, arrangements have been made to solicit their response.

Audit  Fees.
------------

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements by Grant Thornton LLP for the fiscal year ended December 31, 2002, and the reviews of the financial statements included in the Company's Form 10-QSB for the year totaled $27,400.

Financial  Information  System  Design  and  Implementation  Fees.
------------------------------------------------------------------

None

All  Other  Fees.
-----------------

The aggregate fees billed for services rendered by Grant Thornton LLP other than for the audit fees and financial information systems design and implementation fees for the year ended December 31, 2002 totaled $6,400. All such fees were for Federal and state income tax return preparation.

The Board of Directors has considered whether the provisions of the above disclosed services are compatible with maintaining the independence of Grant Thornton LLP.

                             APPROVAL OF MINUTES OF
                                 ANNUAL MEETING


Approval of the form of minutes of the 2002 annual meeting does not amount to ratification of any action taken at such meeting.

                          PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the next annual meeting of the stockholders which is scheduled for May 28, 2004, should be received in the Company's offices at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092, not later than Tuesday, December 31, 2003.

                                  OTHER MATTERS

Management knows of no other business which will be presented for consideration at the annual meeting, other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons designated as proxies or their substitutes to vote in accordance with their judgment on such matters.


                                             By Order of the Board of Directors,



                                            /s/  Mason  McLain

                                            Mason  McLain,
                                            President





Dated  April  25,  2003
Oklahoma  City,  Oklahoma














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